Intangible Assets, Net - Summary of Intangible Assets (Details) - USD ($)	Jun. 30, 2016	Jun. 30, 2015
Total, cost	$ 76,361	$ 66,896
Accumulated Amortization	(60,052)	(14,632)
Intangible assets, net	16,309	52,264
Transformations Exercise Fitness Program [Member]
Total, cost	62,500	62,500
Trademark and Patent [Member]
Total, cost	8,277	4,396
Computer Software [Member]
Total, cost	$ 5,584